UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Lydall, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ANNUAL MEETING OF STOCKHOLDERS OF

LYDALL, INC.

April 22, 2004

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free **1-800-PROXIES** from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS (Proposal 1)

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Lee A. Asseo
- ○ Kathleen Burdett
- ○ W. Leslie Duffy
- ○ Matthew T. Farrell
- ○ David Freeman
- ○ Suzanne Hammett
- ○ Christopher R. Skomorowski
- ○ S. Carl Soderstrom, Jr.
- ○ Elliott F. Whitely
- ○ Roger M. Widmann

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year 2004. (Proposal 2)	☐	☐	☐

3. To transact any other business as may properly come before the meeting.

The shares represented by this Proxy will be voted as specified. **IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED IN FAVOR OF THE SPECIFIED NOMINEES AND OF THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS. THIS PROXY CARD MUST BE PROPERLY COMPLETED, SIGNED, DATED AND RETURNED IN ORDER TO HAVE YOUR SHARES VOTED.**

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

LYDALL, INC.

The undersigned hereby appoints Kathleen Burdett, Roger M. Widmann and Christopher R. Skomorowski, or any one of them, with full power of substitution, as attorneys and proxies, to vote all shares of stock of Lydall, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held in The Autorino Great Hall of The Bushnell Center for the Performing Arts, 166 Capitol Avenue, Hartford, Connecticut on April 22, 2004 at 11:00 a.m. E.D.T. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement dated March 12, 2004 and instructs its attorneys and proxies to vote as set forth on this Proxy.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

(To be Signed on Reverse Side)